UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 22, 2012

OMNICOM GROUP INC.
(Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation)	1-10551 (Commission File Number)	13-1514814 (IRS Employer Identification No.)

437 Madison Avenue, New York, NY	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 415-3600

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or By-Laws; Change in Fiscal Year

(a) On May 22, 2012, the shareholders of Omnicom Group Inc. (the “Company”) approved an amendment to the By-laws to enable one or more shareholders holding not less than 25% of the voting power of the Company to call a special meeting of shareholders. The Company’s By-laws previously provided that special meetings of shareholders may be called by the Board of Directors or the President and must be called by the President or the Secretary upon the written request of a majority of the Board of Directors. The amendment revises Article I, Section 4 of the By-laws to allow one or more shareholders holding not less than 25% of the voting power of the Company to call a special meeting of shareholders.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of the By-laws, as amended, a copy of which is filed as Exhibit 3.2 to this report and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders

(a) The Company held its annual meeting of shareholders (the “Annual Meeting”) on May 22, 2012 in San Francisco, CA. At the Annual Meeting, the Company’s shareholders elected 13 individuals to the Board of Directors, approved Proposals 2, 3 and 4 and rejected Proposal 5 (as specified below). The proposals are described in more detail in the Proxy Statement.

(b) Proposal 1

The Company’s shareholders elected 13 individuals to the Board of Directors as set forth below:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
John D. Wren	225,147,077	1,828,782	680,912	16,617,152
Bruce Crawford	225,243,100	1,734,862	678,809	16,617,152
Alan R. Batkin	204,610,124	22,297,870	748,776	16,617,152
Mary C. Choksi	226,755,894	147,963	752,914	16,617,152
Robert Charles Clark	226,496,460	351,680	808,630	16,617,152
Leonard S. Coleman, Jr.	193,134,407	33,712,075	810,288	16,617,152
Errol M. Cook	226,470,253	366,968	819,550	16,617,152
Susan S. Denison	204,479,172	22,428,749	748,850	16,617,152
Michael A. Henning	204,628,103	22,278,561	750,107	16,617,152
John R. Murphy	225,019,262	1,884,024	753,485	16,617,152
John R. Purcell	225,013,128	1,891,816	751,826	16,617,152
Linda Johnson Rice	205,128,266	21,758,959	769,546	16,617,152
Gary L. Roubos	204,392,232	22,545,087	719,452	16,617,152

Proposal 2

The Company’s shareholders ratified the appointment of KPMG LLP as the Company’s independent auditors for the 2012 fiscal year.

Votes For	Votes Against	Abstentions
242,452,576	940,487	880,860

Proposal 3

The Company’s shareholders approved an amendment to the By-laws to allow one or more shareholders holding not less than 25% of the voting power of the Company to call a special meeting of shareholders.

Votes For	Votes Against	Abstentions	Broker Non-Votes
226,620,018	309,466	726,788	16,617,651

Proposal 4

The Company’s shareholders approved an advisory resolution on the compensation of the Company’s named executive officers as reported in the Proxy Statement.

Votes For	Votes Against	Abstentions	Broker Non-Votes
186,231,620	40,558,672	865,980	16,617,651

Proposal 5

The Company’s shareholders voted against the shareholder proposal described in the Proxy Statement.

Votes For	Votes Against	Abstentions	Broker Non-Votes
71,487,296	140,140,879	16,028,098	16,617,651

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

        The following are furnished herewith:

Exhibit Number	Description
3.2	By-Laws of Omnicom Group Inc., as amended and restated on May 22, 2012.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Omnicom Group Inc.
Date: May 24, 2012
	By:	/s/ Michael J. O’Brien
	Name:	Michael J. O’Brien
	Title:	Senior Vice President, General Counsel and Secretary

 EXHIBIT INDEX

Exhibit Number	Description
3.2	By-Laws of Omnicom Group Inc., as amended and restated on May 22, 2012.